UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Hedged Stock Fund

Annual Report

November 30, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report November 30, 2016

Eaton Vance

Hedged Stock Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Management and Organization	25

Important Notices	28

Eaton Vance

Hedged Stock Fund

November 30, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most U.S. stock markets recorded gains for the 12-month period ended November 30, 2016, as the nation’s economy continued to strengthen. In addition, the U.S. presidential election gave stocks a late-period boost.

U.S. stocks opened the period in a choppy pattern, as concerns about a possible interest rate increase by the U.S. Federal Reserve (the Fed) offset positive economic news, including continued gains in the U.S. job market as well as higher auto and housing sales.

Expressing confidence in the economy, the Fed finally made its long-anticipated move in mid-December 2015, raising interest rates for the first time in nine years. Following the quarter-point increase, U.S. stocks briefly recovered before turbulence struck equity markets in early 2016. Stocks worldwide slid amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in China. However, equity markets turned around in mid-February and soon overcame their earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In June 2016, U.S. stocks plunged along with international markets following Britain’s “Brexit” vote to leave the European Union. However, equity markets, led by the U.S., quickly rallied from the two-day tailspin and recovered the lost ground. Major U.S stock indexes reached multiple record highs during July and August.

U.S. equity markets pulled back in late August 2016 amid retreating oil prices and fears about a possible interest rate increase. The Fed’s decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curb oil production, sent stocks briefly higher. In the final month of the period, U.S. stocks moved sharply higher following Donald Trump’s victory in the U.S. presidential election.

For the 12-month period, the blue-chip Dow Jones Industrial Average2 advanced 10.91%, while the broader U.S. equity market, as represented by the S&P 500 Index, added 8.06%. The technology-laden NASDAQ Composite Index delivered a 5.53% gain. Small-cap U.S. stocks as measured by the Russell 2000® Index outperformed their large-cap counterparts as measured by the S&P 500 Index during the period. Value stocks as a group outpaced growth stocks in both the large-and small-cap categories.

Fund Performance

For the 12-month period ended November 30, 2016, Eaton Vance Hedged Stock Fund (the Fund) had a total return of -2.37% for Class A shares at net asset value (NAV), underperforming the 8.06% return of the Fund’s primary benchmark, the S&P 500 Index (the Index) and the 2.17% return of the Fund’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s options strategy was the main detractor from Fund performance relative to the Index, as would generally be expected during a period of positive equity market performance. The options strategy, which is designed to help limit the Fund’s exposure to market volatility, may be beneficial during periods of market weakness, but may detract from performance versus the Index during periods of significant market strength. The Fund’s options strategy of selling calls on the market was particularly detrimental during two periods in 2016 when the Index rallied sharply, from mid-February to mid-April, and again from late June to mid-July. During those rallies, the options strategy significantly limited the Fund’s participation in market gains and thus detracted from performance versus the Index.

The Fund’s common stock portfolio underperformed the Index as well, with security selection in the financials, health care and information technology sectors detracting from relative results versus the Index. Within financials, the Fund’s out-of-index holding in financial services giant Credit Suisse Group AG declined in value. A difficult global environment for Credit Suisse’s securities trading business hindered the firm’s efforts to restructure and led to concerns it might need to raise additional capital. The Fund’s out-of-Index holding in Teva Pharmaceutical Industries, Ltd. ADR and overweight positions, relative to the Index, in drug makers Allergan PLC and Gilead Sciences, Inc., detracted from Fund performance versus the Index in the health care sector. All three stocks were hurt by headline news about high drug prices, which raised concerns during an election year that a new administration might press for increased scrutiny of drug prices.

In contrast, stock selection in the energy, consumer discretionary and consumer staples sectors aided Fund performance relative to the Index. The Fund’s overweight holding in Devon Energy Corp. contributed to results versus the Index in the energy sector, as the oil and gas producer’s stock rose on an improving outlook for petroleum prices. Within consumer discretionary, the Fund’s overweight position in discount retailer Dollar General Corp. gained value as the firm reported improved revenue and profit growth driven by increased store traffic, improved margins and strong cost controls. The stock was sold out of the Fund when management believed business fundamentals were beginning to deteriorate, and the stock subsequently gave back some of its previous gains. Elsewhere in consumer discretionary, the Fund’s overweight position in media conglomerate Time Warner, Inc. appreciated as the firm agreed to be acquired by AT&T.

As of period-end, Credit Suisse, Teva, Allergan and Devon Energy were no longer held in the portfolio.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Hedged Stock Fund

November 30, 2016

Performance2,3

Portfolio Manager Charles Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/29/2008	02/29/2008	–2.37%	4.85%	2.35%
Class A with 5.75% Maximum Sales Charge	—	—	–8.03	3.62	1.66
Class C at NAV	02/29/2008	02/29/2008	–3.11	4.07	1.58
Class C with 1% Maximum Sales Charge	—	—	–4.08	4.07	1.58
Class I at NAV	02/29/2008	02/29/2008	–2.08	5.13	2.61
S&P 500 Index	—	—	8.06%	14.43%	7.90%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.17	2.42	4.01

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.79%	2.54%	1.54%
Net			1.15	1.90	0.90

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/29/2008	$11,472	N.A.
Class I	$250,000	02/29/2008	$313,274	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Hedged Stock Fund

November 30, 2016

Fund Profile

Sector Allocation (% of total investments)5

Top 10 Holdings (% of total investments) 5

Apple, Inc.	4.2%

JPMorgan Chase & Co.	3.4

Alphabet, Inc., Class C	3.4

Johnson & Johnson	3.0

Pfizer, Inc.	2.8

Verizon Communications, Inc.	2.6

General Electric Co.	2.5

Facebook, Inc., Class A	2.5

Chubb, Ltd.	2.4

U.S. Bancorp	2.4

Total	29.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Hedged Stock Fund

November 30, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Prior to August 24, 2016, Bloomberg Barclays U.S. Aggregate Bond Index was named Barclays U.S. Aggregate Bond Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 3/31/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Hedged Stock Fund

November 30, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 – November 30, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (6/1/16)	Ending Account Value (11/30/16)	Expenses Paid During Period* (6/1/16 – 11/30/16)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$994.00	$5.73	**	1.15%
Class C	$1,000.00	$990.20	$9.45	**	1.90%
Class I	$1,000.00	$995.20	$4.49	**	0.90%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.81	**	1.15%
Class C	$1,000.00	$1,015.50	$9.57	**	1.90%
Class I	$1,000.00	$1,020.50	$4.55	**	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on May 31, 2016.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance

Hedged Stock Fund

November 30, 2016

Portfolio of Investments

Common Stocks — 100.5%

Security	Shares	Value

Aerospace & Defense — 4.5%
Hexcel Corp.	5,460	$282,391
Raytheon Co.	7,782	1,163,720
United Technologies Corp.	7,722	831,814

		$2,277,925

Banks — 7.7%
First Republic Bank	3,200	$262,080
JPMorgan Chase & Co.	21,800	1,747,706
U.S. Bancorp	24,700	1,225,614
Wells Fargo & Co.	12,700	672,084

		$3,907,484

Beverages — 2.4%
Constellation Brands, Inc., Class A	2,200	$332,508
PepsiCo, Inc.	9,050	905,905

		$1,238,413

Biotechnology — 3.1%
Biogen, Inc.(1)	600	$176,442
Celgene Corp.(1)	2,148	254,560
Gilead Sciences, Inc.	10,407	766,996
Incyte Corp.(1)	1,605	164,175
Vertex Pharmaceuticals, Inc.(1)	2,310	188,519

		$1,550,692

Chemicals — 1.4%
Monsanto Co.	2,500	$256,775
RPM International, Inc.	8,800	465,608

		$722,383

Containers & Packaging — 1.6%
International Paper Co.	16,700	$813,624

		$813,624

Distributors — 1.6%
LKQ Corp.(1)	24,000	$787,920

		$787,920

Diversified Consumer Services — 1.6%
Bright Horizons Family Solutions, Inc.(1)	6,000	$412,920
ServiceMaster Global Holdings, Inc.(1)	10,900	416,598

		$829,518

Security	Shares	Value

Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B(1)	5,205	$819,475

		$819,475

Diversified Telecommunication Services — 2.7%
Verizon Communications, Inc.	26,851	$1,339,865

		$1,339,865

Electric Utilities — 1.0%
NextEra Energy, Inc.	4,391	$501,584

		$501,584

Electrical Equipment — 0.9%
Rockwell Automation, Inc.	3,300	$441,243

		$441,243

Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc.	7,100	$325,819

		$325,819

Energy Equipment & Services — 1.4%
Oceaneering International, Inc.	4,335	$115,528
Schlumberger, Ltd.	7,059	593,309

		$708,837

Equity Real Estate Investment Trusts (REITs) — 2.9%
Equity Residential	14,830	$889,948
Federal Realty Investment Trust	4,030	565,893

		$1,455,841

Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	3,700	$555,407
Kroger Co. (The)	9,595	309,919
Sprouts Farmers Market, Inc.(1)	12,200	244,122

		$1,109,448

Food Products — 2.6%
Blue Buffalo Pet Products, Inc.(1)	11,100	$260,073
Pinnacle Foods, Inc.	21,542	1,067,622

		$1,327,695

Health Care Equipment & Supplies — 1.7%
Zimmer Biomet Holdings, Inc.	8,273	$842,688

		$842,688

7	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2016

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 1.7%
Aetna, Inc.	6,500	$850,460

		$850,460

Household Durables — 1.8%
Newell Brands, Inc.	19,646	$923,558

		$923,558

Industrial Conglomerates — 2.5%
General Electric Co.	41,895	$1,288,690

		$1,288,690

Insurance — 4.6%
American Financial Group, Inc.	13,100	$1,077,213
Chubb, Ltd.	9,683	1,239,424

		$2,316,637

Internet & Direct Marketing Retail — 1.6%
Amazon.com, Inc.(1)	1,064	$798,606

		$798,606

Internet Software & Services — 8.7%
Alphabet, Inc., Class C(1)	2,298	$1,741,976
eBay, Inc.(1)	29,900	831,519
Facebook, Inc., Class A(1)	10,604	1,255,726
GoDaddy, Inc., Class A(1)	16,100	568,974

		$4,398,195

IT Services — 3.4%
Convergys Corp.	31,000	$801,970
Genpact, Ltd.(1)	21,200	507,316
International Business Machines Corp.	2,375	385,272

		$1,694,558

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc.	2,900	$406,319

		$406,319

Machinery — 1.1%
Fortive Corp.	10,300	$566,397

		$566,397

Security	Shares	Value

Media — 3.3%
Interpublic Group of Cos., Inc.	13,000	$312,910
Time Warner, Inc.	8,300	762,106
Walt Disney Co. (The)	6,001	594,819

		$1,669,835

Multi-Utilities — 2.0%
National Grid PLC	44,400	$504,598
Sempra Energy	4,969	495,906

		$1,000,504

Multiline Retail — 1.2%
Macy’s, Inc.	13,800	$582,360

		$582,360

Oil, Gas & Consumable Fuels — 5.8%
Anadarko Petroleum Corp.	7,820	$540,753
Chevron Corp.	10,905	1,216,562
EOG Resources, Inc.	4,359	446,885
Occidental Petroleum Corp.	10,223	729,513

		$2,933,713

Pharmaceuticals — 6.9%
Eli Lilly & Co.	7,700	$516,824
Johnson & Johnson	13,800	1,535,940
Pfizer, Inc.	44,800	1,439,872

		$3,492,636

Road & Rail — 1.1%
Norfolk Southern Corp.	5,450	$580,207

		$580,207

Semiconductors & Semiconductor Equipment — 4.9%
Broadcom, Ltd.	2,305	$392,979
Intel Corp.	31,892	1,106,652
NXP Semiconductors NV(1)	5,300	525,495
Texas Instruments, Inc.	5,865	433,600

		$2,458,726

Specialty Retail — 1.2%
Lowe’s Cos., Inc.	8,500	$599,675

		$599,675

8	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2016

Portfolio of Investments — continued

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 4.2%
Apple, Inc.	19,143	$2,115,684

		$2,115,684

Tobacco — 2.2%
Philip Morris International, Inc.	8,850	$781,278
Reynolds American, Inc.	6,547	354,193

		$1,135,471

Total Common Stocks (identified cost $44,814,611)		$50,812,685

Put Options Purchased — 0.2%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	19	$1,990	12/2/16	$48
S&P 500 Index	19	2,025	12/5/16	523
S&P 500 Index	19	2,070	12/7/16	1,235
S&P 500 Index	19	2,075	12/9/16	1,900
S&P 500 Index	19	2,080	12/12/16	2,422
S&P 500 Index	18	2,105	12/14/16	5,535
S&P 500 Index	18	2,115	12/16/16	8,010
S&P 500 Index	19	2,125	12/19/16	11,210
S&P 500 Index	18	2,130	12/21/16	12,870
S&P 500 Index	18	2,130	12/23/16	14,310
S&P 500 Index	18	2,140	12/27/16	18,270
S&P 500 Index	18	2,140	12/28/16	19,710

Total Put Options Purchased (identified cost $246,599)				$96,043

Short-Term Investments — 0.1%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.69%(2)	61,480	$61,492

Total Short-Term Investments (identified cost $61,492)		$61,492

Total Investments — 100.8% (identified cost $45,122,702)		$50,970,220

Call Options Written — (0.9)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	19	$2,140	12/2/16	$(116,089)
S&P 500 Index	19	2,155	12/5/16	(90,250)
S&P 500 Index	19	2,185	12/7/16	(44,745)
S&P 500 Index	19	2,195	12/9/16	(35,910)
S&P 500 Index	19	2,190	12/12/16	(43,985)
S&P 500 Index	18	2,210	12/14/16	(25,380)
S&P 500 Index	18	2,220	12/16/16	(19,800)
S&P 500 Index	19	2,225	12/19/16	(18,525)
S&P 500 Index	18	2,230	12/21/16	(16,020)
S&P 500 Index	18	2,235	12/23/16	(14,490)
S&P 500 Index	18	2,240	12/27/16	(13,140)
S&P 500 Index	18	2,240	12/28/16	(17,075)

Total Call Options Written (premiums received $256,494)				$(455,409)

Other Assets, Less Liabilities — 0.1%				$63,853

Net Assets — 100.0%				$50,578,664

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of November 30, 2016.

9	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2016

Statement of Assets and Liabilities

Assets	November 30, 2016
Unaffiliated investments, at value (identified cost, $45,061,210)	$50,908,728
Affiliated investment, at value (identified cost, $61,492)	61,492
Dividends receivable	122,936
Dividend receivable from affiliated investment	36
Receivable for investments sold	1,483,257
Receivable for premiums on written options	17,074
Receivable for Fund shares sold	35,715
Tax reclaims receivable	23,287
Receivable from affiliate	20,358
Total assets	$52,672,883

Liabilities
Demand note payable	$300,000
Written options outstanding, at value (premiums received, $256,494)	455,409
Payable for investments purchased	908,433
Payable for closed written options	129,100
Payable for Fund shares redeemed	146,236
Payable to affiliates:
Investment adviser fee	38,201
Distribution and service fees	9,989
Trustees’ fees	650
Accrued expenses	106,201
Total liabilities	$2,094,219
Net Assets	$50,578,664

Sources of Net Assets
Paid-in capital	$50,298,321
Accumulated net realized loss	(5,767,881)
Accumulated undistributed net investment income	398,427
Net unrealized appreciation	5,649,797
Total	$50,578,664

Class A Shares
Net Assets	$18,463,772
Shares Outstanding	2,242,859
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.23
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.73

Class C Shares
Net Assets	$7,471,198
Shares Outstanding	923,064
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.09

Class I Shares
Net Assets	$24,643,694
Shares Outstanding	2,980,049
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.27
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2016

Statement of Operations

Investment Income	Year Ended November 30, 2016
Dividends (net of foreign taxes, $4,359)	$1,360,387
Interest allocated from/dividends from affiliated investment	2,038
Expenses allocated from affiliated investment	(64)
Total investment income	$1,362,361

Expenses
Investment adviser fee	$545,901
Distribution and service fees
Class A	54,752
Class C	83,772
Trustees’ fees and expenses	4,089
Custodian fee	81,049
Transfer and dividend disbursing agent fees	51,776
Legal and accounting services	47,398
Printing and postage	18,705
Registration fees	51,469
Miscellaneous	14,452
Total expenses	$953,363
Deduct —
Allocation of expenses to affiliate	$268,480
Total expense reductions	$268,480

Net expenses	$684,883

Net investment income	$677,478

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(2,458,212)
Investment transactions in/allocated from affiliated investment	24
Written options	(211,021)
Foreign currency transactions	(1,732)
Net realized loss	$(2,670,941)
Change in unrealized appreciation (depreciation) —
Investments	$1,078,638
Written options	(262,366)
Foreign currency	679
Net change in unrealized appreciation (depreciation)	$816,951

Net realized and unrealized loss	$(1,853,990)

Net decrease in net assets from operations	$(1,176,512)

11	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2016

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$677,478	$256,854
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	(2,670,941)	1,559,300
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	816,951	(363,537)
Net increase (decrease) in net assets from operations	$(1,176,512)	$1,452,617
Distributions to shareholders —
From net investment income
Class A	$(80,532)	$—
Class I	(152,591)	—
Total distributions to shareholders	$(233,123)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$9,793,150	$10,012,943
Class C	1,489,155	1,288,332
Class I	20,705,095	17,298,327
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	73,361	—
Class I	115,813	—
Cost of shares redeemed
Class A	(11,589,030)	(4,138,358)
Class C	(2,363,543)	(1,486,637)
Class I	(19,970,181)	(5,460,332)
Net increase (decrease) in net assets from Fund share transactions	$(1,746,180)	$17,514,275

Net increase (decrease) in net assets	$(3,155,815)	$18,966,892

Net Assets
At beginning of year	$53,734,479	$34,767,587
At end of year	$50,578,664	$53,734,479

Accumulated undistributed net investment income included in net assets
At end of year	$398,427	$233,127

12	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2016

Financial Highlights

	Class A
	Year Ended November 30,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$8.460		$8.110		$7.810		$6.960		$7.040

Income (Loss) From Operations
Net investment income(1)	$0.089		$0.062		$0.018		$0.035		$0.034
Net realized and unrealized gain (loss)	(0.289)		0.288		0.397		1.045		0.116

Total income (loss) from operations	$(0.200)		$0.350		$0.415		$1.080		$0.150

Less Distributions
From net investment income	$(0.030)		$—		$(0.003)		$(0.028)		$(0.029)
Tax return of capital	—		—		(0.112)		(0.202)		(0.201)

Total distributions	$(0.030)		$—		$(0.115)		$(0.230)		$(0.230)

Net asset value — End of year	$8.230		$8.460		$8.110		$7.810		$6.960

Total Return(2)	(2.37	)%(3)	4.32	%(3)	5.36	%(4)	15.63	%(4)	2.19	%(4)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,464		$20,695		$14,214		$18,554		$23,957
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.15	%(3)	1.15	%(3)	1.41	%(4)	1.50	%(4)	1.50	%(4)
Net investment income	1.09%		0.74%		0.22%		0.48%		0.47%
Portfolio Turnover	130%		118%		106%		45%		37%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.44% and 0.64% of average daily net assets for the years ended November 30, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.68%, 0.49% and 0.24% of average daily net assets for the years ended November 30, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2016

Financial Highlights — continued

	Class C
	Year Ended November 30,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$8.350		$8.070		$7.800		$6.950		$6.970

Income (Loss) From Operations
Net investment income (loss)(1)	$0.029		$(0.000	)(2)	$(0.043)		$(0.020)		$(0.019)
Net realized and unrealized gain (loss)	(0.289)		0.280		0.397		1.040		0.121

Total income (loss) from operations	$(0.260)		$0.280		$0.354		$1.020		$0.102

Less Distributions
From net investment income	$—		$—		$(0.002)		$(0.021)		$(0.015)
Tax return of capital	—		—		(0.082)		(0.149)		(0.107)

Total distributions	$—		$—		$(0.084)		$(0.170)		$(0.122)

Net asset value — End of year	$8.090		$8.350		$8.070		$7.800		$6.950

Total Return(3)	(3.11	)%(4)	3.47	%(4)	4.58	%(5)	14.75	%(5)	1.49	%(5)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,471		$8,591		$8,504		$9,841		$12,924
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.90	%(4)	1.90	%(4)	2.16	%(5)	2.25	%(5)	2.25	%(5)
Net investment income (loss)	0.35%		(0.00	)%(7)	(0.54)%		(0.27)%		(0.27)%
Portfolio Turnover	130%		118%		106%		45%		37%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.44% and 0.64% of average daily net assets for the years ended November 30, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.68%, 0.49% and 0.24% of average daily net assets for the years ended November 30, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Amount is less than (0.005)%.

14	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2016

Financial Highlights — continued

	Class I
	Year Ended November 30,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$8.490		$8.120		$7.810		$6.970		$7.060

Income (Loss) From Operations
Net investment income(1)	$0.111		$0.084		$0.036		$0.054		$0.051
Net realized and unrealized gain (loss)	(0.287)		0.286		0.400		1.036		0.128

Total income (loss) from operations	$(0.176)		$0.370		$0.436		$1.090		$0.179

Less Distributions
From net investment income	$(0.044)		$—		$(0.004)		$(0.030)		$(0.034)
Tax return of capital	—		—		(0.122)		(0.220)		(0.235)

Total distributions	$(0.044)		$—		$(0.126)		$(0.250)		$(0.269)

Net asset value — End of year	$8.270		$8.490		$8.120		$7.810		$6.970

Total Return(2)	(2.08	)%(3)	4.56	%(3)	5.63	%(4)	15.77	%(4)	2.61	%(4)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,644		$24,449		$12,050		$7,762		$10,187
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.90	%(3)	0.90	%(3)	1.16	%(4)	1.25	%(4)	1.25	%(4)
Net investment income	1.35%		1.01%		0.45%		0.73%		0.72%
Portfolio Turnover	130%		118%		106%		45%		37%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.44% and 0.64% of average daily net assets for the years ended November 30, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.68%, 0.49% and 0.24% of average daily net assets for the years ended November 30, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Hedged Stock Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Fund’s investment in Cash Reserves Fund reflected the Fund’s proportionate interest in its net assets and the Fund recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

16

Eaton Vance

Hedged Stock Fund

November 30, 2016

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of November 30, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders and Income Tax Information

The Fund intends to make annual distributions from its cash available for distribution, which is determined by the Fund’s investment adviser and generally consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums received, and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder,

17

Eaton Vance

Hedged Stock Fund

November 30, 2016

Notes to Financial Statements — continued

receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended November 30, 2016 and November 30, 2015 was as follows:

	Year Ended November 30,
	2016	2015

Distributions declared from:
Ordinary income	$233,123	$—

During the year ended November 30, 2016, accumulated net realized loss was decreased by $153,899, accumulated undistributed net investment income was decreased by $279,055 and paid-in capital was increased by $125,156 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts, return of capital distributions from securities and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net, capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of November 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$398,427
Deferred capital losses	$(5,883,826)
Net unrealized appreciation	$5,765,742

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, option contracts and investments in partnerships.

At November 30, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $5,883,826 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at November 30, 2016, $2,923,808 are short-term and $2,960,018 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at November 30, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$45,109,629

Gross unrealized appreciation	$6,647,019
Gross unrealized depreciation	(882,471)

Net unrealized appreciation	$5,764,548

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended November 30, 2016, the investment adviser fee amounted to $545,901 or 0.90% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.15%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or

18

Eaton Vance

Hedged Stock Fund

November 30, 2016

Notes to Financial Statements — continued

terminated after March 31, 2017. Pursuant to this agreement, EVM was allocated $268,480 of the Fund’s operating expenses for the year ended November 30, 2016. EVM serves as the administrator to the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended November 30, 2016, EVM earned $1,301 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,103 as its portion of the sales charge on sales of Class A shares for the year ended November 30, 2016. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended November 30, 2016 amounted to $54,752 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended November 30, 2016, the Fund paid or accrued to EVD $62,829 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended November 30, 2016 amounted to $20,943 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended November 30, 2016, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $78,623,308 and $82,460,480, respectively, for the year ended November 30, 2016.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended November 30,
Class A	2016	2015

Sales	1,190,552	1,192,521
Issued to shareholders electing to receive payments of distributions in Fund shares	8,775	—
Redemptions	(1,403,908)	(497,237)

Net increase (decrease)	(204,581)	695,284

19

Eaton Vance

Hedged Stock Fund

November 30, 2016

Notes to Financial Statements — continued

	Year Ended November 30,
Class C	2016	2015

Sales	185,018	155,783
Issued to shareholders electing to receive payments of distributions in Fund shares	—	—
Redemptions	(291,152)	(180,582)

Net decrease	(106,134)	(24,799)

	Year Ended November 30,
Class I	2016	2015

Sales	2,510,912	2,056,325
Issued to shareholders electing to receive payments of distributions in Fund shares	13,820	—
Redemptions	(2,425,083)	(659,630)

Net increase	99,649	1,396,695

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 2016 is included in the Portfolio of Investments. For written option contracts, all of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At November 30, 2016, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended November 30, 2016 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	245	$315,219
Options written	3,649	4,629,005
Options terminated in closing purchase transactions	(439)	(603,415)
Options exercised	(780)	(1,092,224)
Options expired	(2,453)	(2,992,091)

Outstanding, end of year	222	$256,494

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund pursues a “collared” options strategy which consists of buying S&P 500 index put options below the current value of the index and writing S&P 500 index call options above the current value of the index with the same expiration. The strategy uses the premium income from the written call options to buy an equal number of put options. In buying put options on an index, the Fund in effect, acquires protection against decline in the value of the applicable index below the exercise price in exchange for the option premium paid. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price. The Fund retains the risk of lost appreciation, minus the premium received, should the price of the underlying index rise above the strike price. Under normal market conditions, the Fund’s use of option collars is expected to provide a more consistent level of market exposure and market protection.

20

Eaton Vance

Hedged Stock Fund

November 30, 2016

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at November 30, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Purchased options	$96,043	$—
Written options	—	(455,409)

Total	$96,043	$(455,409)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended November 30, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(3,020,264)	$19,066
Written options	(211,021)	(262,366)

Total	$(3,231,285)	$(243,300)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended November 30, 2016, which is indicative of the volume of this derivative type, was 280 contracts.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At November 30, 2016, the Fund had a balance outstanding pursuant to this line of credit of $300,000 at an interest rate of 1.41%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at November 30, 2016. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 10) at November 30, 2016. The Fund’s average borrowings or allocated fees during the year ended November 30, 2016 were not significant.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

21

Eaton Vance

Hedged Stock Fund

November 30, 2016

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2016, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$6,191,472	$—		$—	$6,191,472
Consumer Staples	4,811,027	—		—	4,811,027
Energy	3,642,550	—		—	3,642,550
Financials	7,043,596	—		—	7,043,596
Health Care	7,142,795	—		—	7,142,795
Industrials	5,154,462	—		—	5,154,462
Information Technology	10,992,982	—		—	10,992,982
Materials	1,536,007	—		—	1,536,007
Real Estate	1,455,841	—		—	1,455,841
Telecommunication Services	1,339,865	—		—	1,339,865
Utilities	997,490	504,598		—	1,502,088

Total Common Stocks	$50,308,087	$504,598	*	$—	$50,812,685

Put Options Purchased	$96,043	$—		$—	$96,043
Short-Term Investments	—	61,492		—	61,492

Total Investments	$50,404,130	$566,090		$—	$50,970,220

Liability Description

Call Options Written	$(455,409)	$—		$—	$(455,409)

Total	$(455,409)	$—		$—	$(455,409)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of November 30, 2015 whose fair value was determined using Level 3 inputs. At November 30, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

22

Eaton Vance

Hedged Stock Fund

November 30, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Hedged Stock Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Hedged Stock Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Hedged Stock Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 20, 2017

23

Eaton Vance

Hedged Stock Fund

November 30, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended November 30, 2016, the Fund designates approximately $1,051,930, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2016 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

24

Eaton Vance

Hedged Stock Fund

November 30, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. EVMI is an indirect, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

25

Eaton Vance

Hedged Stock Fund

November 30, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

26

Eaton Vance

Hedged Stock Fund

November 30, 2016

Management and Organization — continued

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3243    11.30.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice

President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Hedged Stock Fund (the “Fund”) is a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 15 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This form N-CSR relates to the Funds’ annual reports.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and its lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds.

D&T advised the Audit Committee of its conclusion that, in light of the facts surrounding its lending relationships, D&T’s objectivity and impartiality in the planning and conduct of the audits of the Funds financial statements will not be compromised, D&T is in a position to continue as the auditor for the Funds and no actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on the following considerations: (1) Deloitte Entity personnel responsible for managing the lending relationships have had no interactions with the audit engagement team; (2) the lending relationships are in good standing and the principal and interest payments are up-to-date; (3) the lending relationships are not significant to the Deloitte Entities or to D&T.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to the auditor independence issue described above. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. Based on information provided by D&T, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. After giving consideration to the guidance provided in the No-Action Letter, D&T affirmed to the Audit Committee that D&T is an independent accountant with respect to the Funds within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

(a)-(d)

The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended November 30, 2015 and November 30, 2016 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Hedged Stock Fund

Period Ended	11/30/15	11/30/16
Audit Fees	$27,430	$27,730
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,229	$12,071
All Other Fees(3)	$0	$0

Total	$36,659	$39,801

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the series in the Trust by D&T of each series for the last two fiscal years of each series.

Fiscal Years Ended*	12/31/14	10/31/15	11/30/15	12/31/15	10/31/16	11/30/16
Audit Fees	$380,770	$76,170	$27,430	$375,995	$106,390	$27,730
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$171,905	$35,676	$9,229	$150,922	$57,445	$12,071
All Other Fees(3)	$0	$0	$0	$0	$0	$0

Total	$552,675	$111,846	$36,659	$526,917	$163,835	$39,801

*	Information is not presented for fiscal years ended 8/31/15 and 8/31/16, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/14	10/31/15	11/30/15	12/31/15	10/31/16	11/30/16
Registrant(1)	$171,905	$35,676	$9,229	$150,922	$57,445	$12,071
Eaton Vance(2)	$99,750	$46,000	$53,934	$56,434	$56,434	$48,500

*	Information is not presented for fiscal years ended 8/31/15 and 8/31/16, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 20, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 20, 2017